Exhibit 10.3
EXECUTION COPY

SECOND AMENDMENT TO MASTERCARD SETTLEMENT
AND JUDGMENT SHARING AGREEMENT

With respect to the MasterCard Settlement and Judgment Sharing Agreement dated as of February 7, 2011, as amended on August 26, 2014 (“Agreement”), and in consideration of the mutual covenants and agreements contained herein, the undersigned parties agree as of the Second Amendment Effective Date to amend the Agreement as follows:

1.	The undersigned parties agree, pursuant to Paragraph 17 of the Agreement, to amend Paragraph 6.d of the Agreement in its entirety to read as follows:
d.    For purposes of this Agreement, Sharing Agreements refers to (i) this Agreement, as amended on August 26, 2014 and October 22, 2015, (ii) the Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing dated as of February 7, 2011, as amended on August 26, 2014 and October 22, 2015, (iii) the Interchange Judgment Sharing Agreement dated as of July 1, 2007 among Visa USA, Visa International, Visa Inc., and various financial institutions, as amended and restated in the Amended and Restated Interchange Judgment Sharing Agreement dated as of December 16, 2008 and as further amended on February 7, 2011, August 26, 2014, and October 22, 2015 (the “Visa JSA”), and (iv) the Loss Sharing Agreement, dated as of July 1, 2007, among Visa Inc., Visa International, Visa USA, and various financial institutions, as amended and restated in the Amended and Restated Loss Sharing Agreement, dated as of December 16, 2008 and as further amended on February 7, 2011, August 26, 2014, and October 22, 2015 (the “Visa LSA”). The Visa JSA and the Visa LSA are referred to collectively herein as the “Visa Agreements.”

2.
For the avoidance of doubt, to the extent that the Agreement uses the term “Visa LSA,” that term shall mean the Loss Sharing Agreement, dated as of July 1, 2007, among Visa Inc., Visa International, Visa USA, and various financial institutions, as amended and restated in the Amended and Restated Loss Sharing Agreement, dated as of December 16, 2008 and as further amended on February 7, 2011, August 26, 2014, and October 22, 2015.

3.	This Second Amendment to the Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

4.
This Second Amendment to the Agreement shall be effective as of the date on which (a) all entities listed on the signature pages hereto have executed it and (b) all entities listed on the signature pages thereto have executed each of the Amendment to Loss Sharing Agreement dated as of October 22, 2015, Amendment of Interchange Judgment Sharing Agreement dated as of October 22, 2015, and Second Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing dated as of October 22, 2015 (the “Second Amendment Effective Date”).

5.
Each of the undersigned individuals signs on behalf of, and represents and warrants that he or she has the authority and authorization to sign on behalf of and bind, the corporations, banks, companies, or entities identified immediately above his or her signature, and upon the Second Amendment Effective Date this instrument shall be a valid and binding obligation of each such entity.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned parties have caused the execution of this Second Amendment to MasterCard Settlement and Judgment Sharing Agreement.

Bank of America, N.A.,
MBNA America (Delaware),
FIA Card Services N.A. (f/k/a Bank of America, N.A. (USA)
and MBNA America Bank, N.A.),
Bank of America Corporation, and
NB Holdings Corporation

By: /s/ Jana Litsey
Name: Jana Litsey
Title: Associate General Counsel

BA Merchant Services LLC (f/k/a National Processing, Inc.)

By: /s/ JoAnn P. Carlton
Name: JoAnn P. Carlton
Title: General Counsel and Secretary

Barclays Bank plc, Barclays Financial Corp., and Barclays Bank Delaware

By: /s/ Clinton Walker
Name: Clinton Walker
Title: Secretary

Capital One Bank, (USA), N.A., Capital One, F.S.B., Capital One, N.A., Capital One Financial Corporation

By: /s/ Jonathan Campbell
Name: Jonathan Campbell
Title: VP Associate General Counsel

Chase Bank USA, N.A.

By: /s/ Gordon A. Smith
Name: Gordon A. Smith
Title: CEO of Consumer & Community Banking

Citibank (South Dakota), N.A., Citibank, N.A., Citicorp, and Citigroup, Inc.

By: /s/ Benjamin R. Nagin, Sidley Austin LLP
Name: Benjamin R. Nagin, Sidley Austin LLP
Title: with authorization, on behalf of, Citibank (South Dakota), N.A., Citibank, N.A., Citicorp, and Citigroup, Inc.

Fifth Third Bancorp

By: /s/ H. Samuel Lind
Name: H. Samuel Lind
Title: Secretary

First National Bank of Nebraska, Inc. and First National Bank of Omaha

By:/s/ Nicholas W. Baxter
Name: Nicholas W. Baxter
Title: Executive Vice President & Chief Risk Officer

HSBC Finance Corporation

By:/s/ Megan S. Webster
Name: Megan S. Webster
Title: Vice President

HSBC Bank, USA, N.A.

By: /s/ James S. Stiegel
Name: James S. Stiegel
Title: Assistant Secretary

HSBC North America Holdings, Inc.

By: /s/ Stephen R. Nesbitt
Name: Stephen R. Nesbitt
Title: Executive Vice President

HSBC Bank plc

By: /s/ D. M. Charles
Name: D. M. Charles
Title: Co-General Counsel

HSBC Holdings plc

By: /s/ Guy Nielson
Name: Guy Nielson
Title: Co-General Counsel, Litigation and Regulatory Enforcement

JPMorgan Chase & Co.

By: /s/ Gordon A. Smith
Name: Gordon A. Smith
Title: CEO of Consumer & Community Banking

JPMorgan Chase Bank, N.A., as acquirer of certain assets and liabilities of Washington Mutual Bank from the Federal Deposit Insurance Corporation acting as receiver

By: /s/ Gordon A. Smith
Name: Gordon A. Smith
Title: CEO of Consumer & Community Banking

MasterCard Incorporated,
MasterCard International Incorporated

By: /s/ Timothy H. Murphy
Name: Timothy H. Murphy
Title: General Counsel

The PNC Financial Services Group, Inc., successor by merger to National City Corporation

By: /s/ Joseph Guyaux
Name: Joseph Guyaux
Title: Vice Chairman

PNC Bank, National Association, successor by merger to National City Bank and National City Bank of Kentucky

By: /s/ Joseph Guyaux
Name: Joseph Guyaux
Title: Vice Chairman

Suntrust Banks Inc.

By: /s/ Brian D. Edwards
Name: Brian D. Edwards
Title: Deputy General Counsel

Texas Independent Bancshares, Inc.

By: /s/ Charles T. Doyle
Name: Charles T. Doyle
Title: Chairman of the Board

Wells Fargo & Co.
Wells Fargo Bank N.A.

By: /s/ C. Vance Beck
Name: C. Vance Beck
Title: Senior Vice President